SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

a)	Subsequent to December 31, 2025, the Company granted the following incentive grants:

Stock Options

The Company granted 7,180,000 stock options to Directors, Officers, employees and consultants of the Company under the terms of its share-based compensation plan. The stock options have a weighted average exercise price of $0.58 per share and are exercisable for a period of five years from grant date.

RSUs

The Company granted 1,262,500 RSUs to Officers of the Company under the terms of its share-based compensation plan. The awards have a graded vesting schedule over a three-year period and will be settled in equity upon vesting.

PSUs

The Company granted 1,050,000 PSUs to Officers of the Company under the terms of its share-based compensation plan. The awards vest over a three-year period and will be settled in equity upon vesting. The amount of shares ultimately to be issued will vary and it is dependent on the Company’s share performance as compared to the share performance of a selected group of peer companies.

DSUs

The Company grants 90,000 DSUs to a Director of the Company under the terms of its share-based compensation plan. The awards have a graded vesting schedule over an 18-month period and will be settled in equity upon vesting.

b)	Subsequent to December 31, 2025, the Company issued 6,410,000 common shares pursuant to the exercise of stock options for proceeds of $2,250,900.

Subsequent to December 31, 2025, the Company issued 20,291,020 common shares pursuant to the exercise of warrants for proceeds of $4,319,000.

Subsequent to December 31, 2025, the Company issued 1,965,050 common shares pursuant to the settlement of RSUs.

Subsequent to December 31, 2025, the Company issued 1,000,000 common shares pursuant to the settlement of PSUs.

c)

On February 3, 2026, the Company announced that its joint-venture partner at First Mining’s Pickle Crow Gold Project, FireFly has agreed to sell its 70% interest in PC Gold Inc. (“PC Gold”), the entity that holds the Project, to Bellavista, for 60 million Bellavista shares valued at A$45 million (Australian dollars) based on the concurrent financing price to be distributed to FireFly shareholders and A$37.5 million in Bellavista performance rights (the “Transaction”). The Transaction is expected to close in Q2 2026 and Bellavista has indicated its intention, in accordance with the agreement, to exercise the PC Gold buydown right to increase their ownership to 80% of the Project by paying $3 million in cash to First Mining following the closing of the transaction. If exercised, First Mining’s ownership interest in PC Gold would be reduced from 30% to 20%.

d)

On February 5, 2026, First Mining and a private Company that is the owner of ten patented claims that comprise part of the Springpole Project, entered into an amended property purchase agreement (“Amended Agreement”) granting First Mining the right to acquire the ten patented claims for a total of US$3 million in cash and US$6 million in shares following the completion of certain Springpole Project milestones. The private Company is also the owner of a 3.0% net smelter return (“NSR”) royalty on the ten patented claims, and the Amended Agreement provides First Mining the right to re-acquire 0.5% of the NSR royalty for total consideration of US$5.0 million.

e)

On March 10, 2026, the Company announced it had closed the sale of the Cameron Project to Seva Mining Corp. (“Seva”). On closing of the transaction, First Mining received $5,000,000 in cash, a future cash payment of at least C$2,000,000, and 80,000,000 common shares of Seva representing approximately 47.85% of the common shares outstanding.